THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED FOR OFFER OR SALE WITH, AND HAVE NOT BEEN REVIEWED OR APPROVED BY, THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, THE FLORIDA DEPARTMENT OF BANKING, DIVISION OF SECURITIES, OR ANY OTHER LOCAL, STATE OR FEDERAL AGENCY AND ARE SUBJECT TO RESTRICTIONS AND LIMITATIONS ON RESALE OR OTHER TRANSFER BY FEDERAL AND STATE SECURITIES LAWS.  AN INVESTMENT IN THE SECURITIES COVERED BY THIS AGREEMENT IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK.

SHADES HOLDINGS, INC.
(a Florida corporation)

SUBSCRIPTION AGREEMENT

From:                      ________________________________________________________________________

(Name of Subscriber)

To:           Shades Holdings, Inc. (the “Company”)

LADIES & GENTLEMEN:

The Securities are being offered by the Company through its executive officers on an ongoing, continuous, “best efforts” basis.  The Securities are not being sold through commissioned sales agents or underwriters.  There is no minimum purchase requirement. There is no arrangement to place funds in an escrow, trust, or similar account and all subscription deposits will be paid directly to the Company.

The undersigned is informed: (a) Shades Holdings, Inc. is a development stage Florida corporation; (b) there are factors relating to the subsequent transfer of any Securities acquired which could make their resale difficult; (c) there is no guarantee that the subscriber will realize any gain from an investment in the Securities; and (d) the Company is not the legal successor to any pre-existing entity, and therefore, has limited financial and operating history.

1.	Offering and Subscription.

(a)           The Subscriber hereby irrevocably tenders this Subscription Agreement and subscribes for the purchase of ______ shares1 of common stock, par value $.0001, at a purchase price of $0.01 per share (aggregate purchase price of $), on the terms set forth in this Subscription Agreement.  Payment for the Securities must be made entirely in cash or other immediately available funds.

(b)           The Subscriber acknowledges his, her or its awareness that all questions as to the validity, form, eligibility (including time of receipt) and acceptance of any Subscription Agreement will be determined by the Company and that the Company has reserved the right to accept or reject this Subscription Agreement, as made, and to waive any condition of its offer, except as otherwise herein stated.  If, for any reason, the Company rejects this Subscription Agreement and the purchase price for the Securities tendered herewith, or if the Offering is withdrawn, the funds tendered with this Subscription Agreement will be returned to the Subscriber, without interest or deduction, together with all of the executed documents presented with the subscription.

2.           Representations and Warranties of Subscriber.  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to and agrees with the Company as follows:

(a)           The Subscriber, if a natural person, is at least 21 years of age.  The residence of the Subscriber set forth below is the true and correct residence of the Subscriber, and the Subscriber has no present intention of becoming a resident or domiciliary of any other state or jurisdiction.

(b)           If the Subscriber is not a natural person, the Subscriber was not formed for the purpose of acquiring the Securities.  The Subscriber understands that he may be required to provide additional information in support of the representation set forth in the preceding sentence.  The principal place of business of the Subscriber is as set forth on the signature pages below.

(c)           One or more of the descriptions set forth below is applicable to the Subscriber (such applicable item(s) being marked “X” below by the Subscriber) and accurately reflect(s) the Subscriber’s financial situation [please mark as many as are applicable]:

1.	The Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of the purchase of the Securities exceeds $1,000,000.	____

2.
The Subscriber is a natural person whose income for each of 2007 and 2008 has exceeded $200,000, and there is a reasonable expectation that the Subscriber’s income for 2009 will also be in excess of $200,000.  Such income is solely that of the Subscriber and excludes the income of the Subscriber’s spouse.
____

3.
The Subscriber is a natural person whose income, together with that of his/her spouse, for each of 2007 and 2008 has exceeded $300,000, and there is a reasonable expectation that the Subscriber’s income (combined with spouse’s) for 2009 will also be in excess of $300,000.
____

4.	The Subscriber is a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.	____

5.	The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company defined in Section 2(a)(48) thereof.	____

6.	The Subscriber is a Small Business Investment Company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958.	____

7.
The Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decisions are made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or is an employee benefit plan with total assets in excess of $5,000,000 or, is a self-directed plan, with investment decisions made solely by persons that are accredited investors.
____

8.	The Subscriber is a private business development company defined in Section 202(a)(22) of the Investment Advisors Act of 1940.	____

9.	The Subscriber is a tax exempt organization described in Section 501(c)(3) of the Internal Revenue Code, with total assets of more than $5,000,000.	____

10.
The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of the Securities Act.

11.	The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934.

12.	The Subscriber is an entity in which all of the beneficial owners are individuals presently capable of answering (1), (2) or (3) in the affirmative.	____

13.	The Subscriber otherwise qualifies as an “accredited investor” under Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).	____

14.	None of the foregoing apply to the Subscriber.	____

(d)           If the undersigned individual is executing this Subscription Agreement on behalf of a corporation, partnership or other entity, he or she has been duly authorized to execute this Subscription Agreement and all other instruments in connection with the purchase of the Securities; his or her signature is binding upon such corporation, partnership, or other entity; and he or she represents and warrants that such corporation, partnership, or other entity was not organized for the purpose of acquiring the Securities subscribed for pursuant to this Subscription Agreement and that the acquisition of the Securities is an authorized investment of the corporation, partnership, or other entity.

(e)           The Securities are being acquired solely for the account of the Subscriber, for investment, and not with a view to, or in connection with, any resale or distribution of the Securities in violation of the registration requirements of applicable federal or state securities laws.  The Subscriber has no contract, understanding or arrangement with any person to sell, transfer or pledge to such person, or anyone else, any of the Securities, and the Subscriber has no present plans or intentions to enter into any such contract, understanding or arrangement.

(f)           Either the Subscriber acting alone, or the Subscriber with the assistance of the investment advisor described below, has the requisite knowledge, experience and sophistication in financial and business matters to enable the Subscriber and his/her advisor, if any, to evaluate the merits, risks and other factors bearing on a decision to invest in the Company and so as to qualify Subscriber as a “sophisticated investor” as established under relevant statutory, regulatory and judicial authority promulgated or created with regard to the Securities Act.

(g)           The Subscriber and his/her investment advisor, if any, have had an opportunity to meet with representatives of the Company and to ask questions and receive answers to their satisfaction regarding the proposed business of the Company and its financial condition in order to assist them in evaluating the merits and risks of purchasing the Securities.  All material documents and information pertaining to the Company and the investment therein that have been requested have been made available to Subscriber.

(h)           The Subscriber has relied upon the consultation and advice of the individual named below (the “Purchaser Representative”) in assessing the merits and risks of making an investment in the Company.  Such individual has agreed to act as such investment advisor and such individual has represented to the Subscriber that he/she has no material relationship with the Company or any of its affiliates.  [If no person was consulted, please insert the word “None.”  If no person is named, “None” will be assumed.]

Advisor’s Name                                                                Position

________________________                                                     ________________________

(i)      Subscriber has adequate net worth and annual income to provide for current needs and possible future contingencies and does not have an existing or foreseeable future need for liquidity of the investment in the Securities. Also, Subscriber is otherwise able to bear the economic risks of the proposed investment in the Securities, including loss of the entire investment, without impairing his ability to provide for himself and his family in the same manner as he is able to do at the present time, without regard to the funds proposed to be invested in the Securities.

(j)      At no time was the Subscriber presented with or solicited by any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over radio or television or by any other form of general solicitation or general advertising.

(k)           The Subscriber has received, read and reviewed, and is familiar with this Subscription Agreement and confirms that all Company and other documents, records and books pertaining to his, her or its prospective purchase of the Securities or to the Company’s business affairs and prospects and requested by the Subscriber have been made available or delivered to the Subscriber.  In subscribing for the Securities, Subscriber is not relying upon any information, other than the results of his own or Purchaser Representative’s independent review of the written information provided to Subscriber at Subscriber’s request by the Company.

(l)      Subscriber understands that none of the Company, its management, or any professional advisor of the Company has made or makes any representation or warranty to Subscriber with respect to, or assumes any responsibility for, the federal income tax consequences to Subscriber of an investment in the Securities.

(m)           Subscriber is not subject to the fiduciary standards of the Employee Retirement and Income Security Act of 1974, as amended, and is not exempt from income under Section 501 of the Internal Revenue Code of 1986, as amended.

3.           Additional Acknowledgments, Representations, Warranties and Agreements of Subscriber.  In addition to the above representations and warranties, Subscriber represents, warrants and acknowledges to the Company that Subscriber is aware of and fully understands the following:

(a)           Subscriber is aware that the purchase of the Securities sought to be acquired involves a speculative investment with a high degree of risk of loss to the Subscriber of his, her or its investment in the Securities.

(b)           Subscriber further confirms that he, she or it has been furnished with (i) a copy of this Subscription Agreement.

(c)           The financial information and certain other information regarding the Company set forth in written materials provided to Subscriber may contain forward-looking statements based on what the Company believes to be reasonable assumptions regarding the future operations of the Company and various other financial and economic conditions.  Subscriber acknowledges that these statements are not intended and should not be viewed as anticipated performance or guarantees of future performance of the Company, and that the actual results of the Company’s operations could differ materially from those assumed for purposes of such forward-looking statements.

(d)           Subscriber is aware that the Securities have not been registered under the Securities Act or under any state securities law in reliance upon applicable federal or state transactional exemptions and further that he, she or it is purchasing an equity interest in the Company without being furnished any offering literature or prospectus other than as referenced herein.

(e)           Neither the United States Securities and Exchange Commission nor any other federal or state agency has reviewed the Offering or made any finding or determination as to the suitability or fairness of an investment in the Securities, nor has any such agency made any recommendation or endorsement with respect to the Securities.

(f)           There exist substantial restrictions on the transferability of the Securities, under federal and state law; there will be no public market for the Securities; the undersigned may not be able to rely upon the provisions of Rule 144 adopted by staff of the United States Securities and Exchange Commission under the Act with respect to the resale of the Securities and, accordingly, the Subscriber may have to hold the Securities indefinitely and may not be able to liquidate his, her or its investment in the Company.

(g)           The Securities will be issued pursuant to applicable exemptions from the registration requirements of the Securities Act, including those provided by Section 4(2) of the Securities Act and/or rules promulgated thereunder (including without limitation Rule 506 under Regulation D), and applicable state securities laws, including the Florida Securities and Investor Protection Act (the “Florida Act”).  Subscriber agrees to provide such additional information, certifications and assurances to the Company as reasonably requested by the Company to assure to suitability of the investment for Subscriber and Subscriber’s eligibility to purchase Securities hereunder.

(h)           None of the following has ever been represented, guaranteed or warranted to the Subscriber by the Company, its founder(s), agents or employees, or other persons, expressly or by implication:

i.      the approximate or exact length of time that the Subscriber will be required to remain as owner of the Securities;

ii.      the amount or type of consideration, profit or loss (including tax benefits) which reasonably may be expected to be realized, if any, as a result of the activities of the Company; or

iii.           that the past performance or experience of any entity or other person associated with this investment, directly or indirectly, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s intended activities.  There is and likely will be no public market for the Securities; it will likely not be possible for the Subscriber to liquidate the investment readily in the case of an emergency.  Accordingly, Subscriber understands that he should consider the investment in the Securities illiquid and that he is prepared to maintain his investment in the Company indefinitely.

(i)      THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA ACT AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION IN SUCH ACT.  ANY SALES OF SECURITIES TO FIVE OR MORE PERSONS IN FLORIDA MADE IN RELIANCE UPON SECTION 517.061(11)(A) OF THE FLORIDA ACT ARE VOIDABLE BY THE PURCHASER WITHIN THREE (3) DAYS AFTER THE LATER OF (A) THE DATE THAT THE AVAILABILITY OF THIS PRIVILEGE IS COMMUNICATED TO THE PURCHASER, OR (B) THE DATE THAT SUCH PURCHASER TENDERS CONSIDERATION TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT.  UPON DELIVERY OF THIS SUBSCRIPTION AGREEMENT, THE COMPANY SHALL HAVE BEEN DEEMED TO HAVE PROVIDED NOTICE TO THE PURCHASER OF THIS PRIVILEGE.  The Subscriber acknowledges this right granted by the Florida Act and further acknowledges that if the Subscriber is to exercise this right, the Subscriber must do so in writing within the applicable time period and that such writing must be received by the Company within such time period.

(j)      The Subscriber acknowledges that:

i.      a legend will be placed on any certificates issued by the Company to evidence the interest of the undersigned in Securities of such Company, in such form as the Company may deem appropriate to describe the restrictions which are imposed upon any resale effort;

ii.      a notation in the appropriate records of the Company will be made with respect to any restrictions on transfer of the Securities.

4.           Covenants and Further Agreements.  In order to induce the Company to accept this subscription, the Subscriber hereby covenants and agrees as follows:

(a)           The Subscriber agrees not to dispose, or attempt to dispose, of any of the Securities except in compliance with the requirements of this Subscription Agreement, the Securities Act, the Florida Act, and any other applicable state securities laws, and the applicable rules and regulations promulgated thereunder, and unless and until the Company shall have received from the Subscriber an opinion of counsel satisfactory to it that any proposed disposition of any of the Securities may be effected without violation thereof.

(b)           The Subscriber agrees to furnish promptly to the Company and its counsel such information and material with respect to the manner and circumstances of any proposed disposition of any of the Securities as the Company or its counsel may reasonably request.  The Company is not required to provide any information or assistance to any person desiring to effectuate the sale or other disposition of any of the Securities acquired hereunder.

(c)           The Subscriber understands that the Company is relying upon the representations and warranties of the Subscriber in claiming the exemptions described above.  Accordingly, the Subscriber agrees to indemnify the Company and to hold the Company harmless, in respect of any and all claims, losses and expenses (including costs and reasonable attorneys’ fees) that it may incur in connection with or arising out of any breach of any of the representations, warranties, covenants or agreements of the Subscriber set forth in this Subscription Agreement.

(d)           The Subscriber agrees that, except for the three day right of rescission referred to in this Subscription Agreement, the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the Subscriber hereunder and that this Subscription Agreement and the agreements of the Subscriber shall survive (i) changes in the transactions, forms of documents and instruments related to the Offering that are not materially adverse to the Subscriber and (ii) the death or disability of the Subscriber.

The representations and warranties set forth in this Subscription Agreement are complete and correct  as of the date hereof and shall be complete and correct and deemed restated up to and including the date of closing by the Subscriber of his, her or its purchase of any Securities sold by the Company (the “Date of Closing”), and the same shall survive such date.  If such representations and warranties shall not be complete and correct in all respects and at all times from the date hereof up to and including the Date of Closing, the Subscriber represents and covenants that he, she or it shall give written notice of such fact to the Company, specifying which representations and warranties are not complete and correct and the reasons therefor.

5.           Miscellaneous.

(a)           Notice.  Any notice that either party is required or may desire to give to the other under or in conjunction with this Subscription Agreement shall be in writing, and shall be given by addressing the same to such other party at the address set forth at the end of this Subscription Agreement, and by depositing the same so addressed, postage prepaid, in the United States mail, or by delivering the same personally or by courier, or by Federal Express or comparable overnight courier.  Any notice mailed shall be deemed to have been given three (3) United States Post Office delivery days following the date of mailing or, otherwise, on the date of actual delivery to the receiving party.  Either party may change the address for the service of notice upon it by written notice given to the other in the manner herein provided for the giving of notice.

(b)           Amendments.  No change, modification or termination of any of the terms, provisions, or conditions of this Subscription Agreement shall be effective unless made in writing and signed or initialed by all parties hereto, their successors and assigns.

(c)           Governing Law.  This Subscription Agreement shall be construed and enforced under and in accordance with the laws of the State of Florida.  Any litigation arising from a dispute hereunder shall be litigated solely in the Circuit Court of the State of Florida in Hillsborough County, Florida, or in the Federal District Court for the Middle District of Florida, Tampa Division, and the parties hereto submit to the jurisdiction of such courts and agree that such courts shall be the sole situs of venue for the resolution of any such dispute through litigation.

(d)           Severability.  If any paragraph, subparagraph or other provision of this Subscription Agreement, or the application of such paragraph, subparagraph or provision, is held invalid, then the remainder of the Subscription Agreement, and the application of such paragraph, subparagraph or provision to person or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.

(e)           Binding Effect on Successors and Assigns.  This Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, personal representatives, heirs and assigns.

(f)           Continuance of Agreement.  The rights, responsibilities, duties, representations and warranties of the parties hereto, and the covenants and agreements herein contained, shall survive any closing and the execution hereof, and shall continue to bind the parties hereto, and shall continue in full force and effect until each and every obligation of the parties hereto pursuant to this Subscription Agreement and any document or agreement incorporated herein by reference shall have been fully performed.

(g)           Assignment.  This Subscription Agreement is not transferable or assignable by Subscriber.

(h)           Effective Date.  This Subscription Agreement shall be effective as to Subscriber as of the date of execution by Subscriber or, if the date of execution is not inserted by Subscriber, then upon receipt of such Subscription Agreement by the Company, which shall then be authorized to insert the date of receipt.  This Subscription Agreement shall be effective as to the Company as the date of its acceptance of the subscription, such acceptance being indicated by execution of this Subscription Agreement by the President of the Company or other duly authorized representative of the Company.

[Remainder of Page Intentionally Left Blank; Signatures on Following Page.]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _________, 2009.

If Individual Subscriber(s)

Number of Shares:_______
____________________________________
(Signature)

____________________________________
(Signature)

____________________________________
Print Name(s)

____________________________________
Print Name(s)

If Corporate or Other Non-Individual Subscriber

Subscriber:__________________________
                             [please print]

By:_______________________________

Name: ____________________________

Title:______________________________

SUBSCRIPTION AGREEMENT ACCEPTED

AS OF ______________,  __, 2009.

SHADES HOLDINGS, INC.

Sean Lyons, President

INVESTOR INFORMATION

If Investor is an Individual:

Social Security Number:	Residence Address (street address):

E-mail Address:	Business Address:

Telephone Number(s):

Residence:

Business:

	Send mail to:	Business_____________
(check one)
Residence______________________________

If Investor is a Company or
Other Artificial Entity:

Tax Identification Number:	Business Address (street address):

State of Organization:

Contact Person:

Email Address:	Telephone Number:

Business:

Type of Entity:	No. of Beneficial Owners: ____________________________

☐	corporation
☐	general partnership
☐	limited partnership
☐	business trust
☐	personal trust
☐	other form of entity (please specify) _____________________________________.